Exhibit 99.1

News from Overhill Farms, Inc.

Overhill Farms Signs Definitive Agreement
To Be Acquired By Bellisio Foods

LOS ANGELES, CA (May 15, 2013) — Overhill Farms, Inc. (NYSE-MKT: OFI) and Bellisio Foods, Inc. today announced that they have entered into a definitive merger agreement for Bellisio Foods to acquire Overhill Farms in a merger transaction valued at approximately $80.9 million.

Under the terms of the agreement, Overhill Farms shareholders will receive $5.00 in cash for each share of Overhill Farms common stock they own. The transaction represents a 26% premium over the closing price of Overhill Farms common stock on August 13, 2012, prior to the Company’s announcement that it was reviewing strategic alternatives, and a 25% premium over the average of the closing price of the common stock during the 60 calendar days ended May 13, 2013, the last day prior to entering into the merger agreement.

Overhill Farms, Inc. is a value-added supplier of custom high-quality prepared frozen foods for branded retail, private label and foodservice customers.

Bellisio Foods, Inc., based in Minneapolis, is the country’s third-largest producer of frozen entrées. For the past two years, Bellisio and Overhill Farms have produced and distributed frozen meals under the Boston Market brand through an exclusive co-manufacturing and distribution agreement.

“After conducting an extensive review of potential strategic alternatives, our Board concluded that this all-cash transaction was the best path to maximizing value for our shareholders,” said James Rudis, Chairman and Chief Executive Officer of Overhill Farms.

“Additionally, in the course of our partnership on the Boston Market brand, we have seen that Bellisio is a company very similar to ours in terms of their business philosophy, corporate culture, focus on quality and customer service, and their entrepreneurial spirit,” Mr. Rudis said. “We know that our customers will continue to be well served, and that the clear synergies in this transaction will make both companies stronger.”

Joel Conner, Bellisio’s Chairman and Chief Executive Officer, said, “We believe that Overhill’s brand portfolio and West Coast manufacturing presence enables us to unlock meaningful synergies and better serve existing and new customers through expanded capabilities and a broader offering. We look forward to working with Overhill Farm’s employees and customers as we incorporate this business into Bellisio.”

The transaction, which is expected to close during the fourth quarter of fiscal 2013, is subject to approval from Overhill Farms shareholders, regulatory approvals and other customary closing conditions. The proposed transaction is not subject to a financing condition.

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About Overhill Farms

Overhill Farms, Inc. (www.OverhillFarms.com) is a value-added supplier of custom high-quality prepared frozen foods for branded retail, private label foodservice and airline customers. Its product line includes entrées, plated meals, bulk-packed meal components, pastas, soups, sauces, poultry, meat and fish specialties, as well as organic and vegetarian offerings. The Company’s capabilities give its customers a one-stop solution for new product development, precise replication of existing recipes, product manufacturing and packaging. Its customers include prominent nationally recognized names such as Panda Restaurant Group, Inc., Jenny Craig, Inc., Safeway Inc., Target Corporation, Pinnacle Foods Group LLC and American Airlines, Inc. The Company also sells frozen foods under the Boston Market brand, under exclusive license with Boston Market Corporation.

About Bellisio Foods

Bellisio Foods, Inc. is a fast growing company with a history of creating innovative, quality foods that delight consumers. A portfolio company of Centre Partners Management, LLC, since 2011, Bellisio employs approximately 1,300 employees and produces more than 200 frozen entrees and snacks which are sold under the Michelina's®, Boston Market® and other brands as well as under private label. Bellisio also co-packs products for leading retailers and consumer packaged goods companies. Bellisio believes the highest quality, value meals are created by good people using only the freshest ingredients in a safe manner. Bellisio’s dedication to quality and value has made its Michelina's brand a world leader in frozen entrees and snacks. The company’s products are sold at grocery stores throughout the United States, Canada, and other select markets worldwide. Additional information is available at www.bellisiofoods.com and www.michelinas.com.

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Contacts:

James Rudis, Chairman, President and CEO
Overhill Farms, Inc.
323-582-9977

Alexander Auerbach
Auerbach & Co. Public Relations
1-800-871-2583
auerbach@aapr.com

Forward Looking Statements

Any statements in this press release about prospective performance and plans for the Company, the expected timing of the completion of the proposed merger and the ability to complete the proposed merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “continue,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain stockholder approval or the failure to satisfy other closing conditions, (3) the failure Bellisio to obtain the necessary financing arrangements pursuant to its debt financing commitment letter or otherwise, (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the merger (whether or not consummated), and (5) the effect of the announcement of the merger agreement and proposed merger (whether or not consummated) on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally.

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Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s 2012 Annual Report on Form 10-K, which was filed with the SEC on December 18, 2012, under the heading “Item 1A—Risk Factors,” and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional Information and Where to Find It

In connection with the proposed merger, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and security holders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, are available free of charge on the Company’s website at www.overhillfarms.com as soon as reasonably practicable after being filed or furnished to the SEC.

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s 2012 Annual Report on Form 10-K filed with the SEC on December 18, 2012. Additional information regarding these individuals and other persons who may be deemed to be participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed by the Company with the SEC in connection with the proposed merger when they become available.